UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2005

AMERICAN PHYSICIANS CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-32057

Michigan (State of Incorporation)	38-3543910 (IRS Employer Identification No.)

1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices) (zip code)
(Registrant’s telephone number, including area code): (517) 351-1150

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)(1) Dismissal of Independent Registered Public Accounting Firm.

      On March 24, 2005, American Physicians Capital, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. The Company’s Audit Committee approved the dismissal of PwC.

      PwC’s reports on the consolidated financial statements of the Company for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2004 and 2003 and through March 24, 2005, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in PwC’s reports on the Company’s financial statements for such years.

      During the years ended December 31, 2004 and 2003 and through March 24, 2005, there have been no reportable events, as defined in Item 304 of Regulation S-K, except as noted in the following paragraph.

      In the course of evaluating the Company’s internal control over financial reporting as of December 31, 2004, the Company’s management noted a matter that it considered to be material weakness. As of December 31, 2004, the Company did not maintain effective controls over underwriting and claims processes performed at its New Mexico location. The control deficiency at this location relates to deficiencies in the Company’s processing and recording of premiums, paid losses, loss adjustment expenses and the related case reserves at December 31, 2004. This material weakness, and the Company’s efforts to remediate this material weakness, are described in Item 9A of the Company’s Form 10-K for the year ended December 31, 2004.

      The Company has requested a letter from PwC stating whether or not PwC agrees with the above disclosure. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) Engagement of New Independent Registered Public Accounting Firm.

      Effective March 30, 2005, the Company’s Audit Committee appointed BDO Seidman, LLP (“BDO”) as its principal independent registered public accounting firm to audit the Company’s 2005 consolidated financial statements. BDO was not consulted on any matter described in Item 304(a)(2) of Regulation S-K during the Company’s two most recent fiscal years and subsequent interim period preceding the engagement of BDO.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      16.1 Letter from PricewaterhouseCoopers LLP dated March 24, 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 30, 2005

AMERICAN PHYSICIANS CAPITAL, INC.
By:	/s/ R. KEVIN CLINTON
R. Kevin Clinton
President and Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP dated March 24, 2005